                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     August 6, 1998
                                                --------------------------------

                     Data Processing Resources Corporation
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            (Exact name of registrant as specified in its charter)


      California                     0-27612                    95-3931443
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   (State or other                (Commission                (I.R.S. Employer
     jurisdiction                 File Number)              Identification No.)
   of incorporation)


  4400 MacArthur Boulevard, Suite 600, Newport Beach, California      92660
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             (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (949) 553-1102
                                                   -----------------------------

                                Not Applicable
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        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

     Certain unaudited financial statements of two of the Registrant's subsidiaries, Leardata Info-Services, Inc., a Texas corporation, and Computec International Strategic Resources, Inc., a California corporation, are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   EXHIBITS

     99.1 Unaudited condensed financial statements of Leardata Info-Services, Inc., including the balance sheet of Leardata Info-Services, Inc. as of September 30, 1996 and the related statements of income and cash flows for the nine months ended September 30, 1996.

     99.2 Unaudited condensed financial statements of Computec International Strategic Resources, Inc., including the balance sheet of Computec International Strategic Resources, Inc. as of April 29, 1997 and the related statements of income and cash flows for the four months ended April 29, 1997.


                                      2.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DATA PROCESSING RESOURCES CORPORATION
                                                               (Registrant)


Date: August 6, 1998                   By:    /s/ MICHAEL A. PIRAINO
                                          -------------------------------------
                                                  Michael A. Piraino
                                                  Executive Vice President

                                      3.

                     DATA PROCESSING RESOURCES CORPORATION
                               INDEX TO EXHIBITS

Number                            Description of Exhibit

 99.1 Unaudited condensed financial statements of Leardata Info-Services, Inc., including the balance sheet of Leardata Info-Services, Inc. as of September 30, 1996 and the related statements of income and cash flows for the nine months ended September 30, 1996.

 99.2 Unaudited consolidated financial statements of Computec International Strategic Resources, Inc., including the balance sheet of Computec International Strategic Resources, Inc. as of April 29, 1997 and the related statements of income and cash flows for the four months ended April 29, 1997.


                                      4.